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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2004

EURAMAX INTERNATIONAL, INC.
(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	333-05978 (Commission File Number)	58-2502320 (I.R.S. Employer Identification No.)

5445 Triangle Pkwy Suite 350, Norcross, Georgia, 30092
(Address of Principal Executive Offices) (Zip Code)

(770) 449-7066
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits

Exhibit Number	Description
99.1	Press release issued by Euramax International, Inc. on March 24, 2004 announcing 2003 full year and fourth quarter results.

Item 12. Results of Operations and Financial Condition.

        On March 24, 2004, Euramax International, Inc. (the "Company") issued a press release announcing its 2003 full year and fourth quarter results. The information contained in the Press Release filed as Exhibit 99.1 is furnished pursuant to Item 12.

        The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 12 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EURAMAX INTERNATIONAL, INC.
By:	/s/ R. SCOTT VANSANT Name: R. Scott Vansant Title: Vice President and Chief Financial Officer

Dated: March 24, 2004

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Euramax International, Inc. on March 24, 2004 announcing 2003 full year and fourth quarter results.

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  Item 7. Financial Statements and Exhibits.
  Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX